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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    AMENDMENT
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 15, 2005


                          DESERT HEALTH PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

                                     Arizona
         (State or other jurisdiction of incorporation or organization)

                                   86-0699108
                      (IRS Employer Identification Number)

                              8221 East Evans Road
                            Scottsdale Arizona 85260
                    (Address of principal executive offices)

                            Johnny Shannon, President
                          Desert Health Products, Inc.
                              8221 East Evans Road
                            Scottsdale Arizona 85260
                     (Name and address of agent for service)

                                 (480) 951-1941
          (Telephone number, including area code of agent for service)


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.03  BANKRUPTCY OR RECEIVERSHIP.

         On December 15, 2005, three creditors of Desert Health Products, Inc., filed an involuntary petition for Chapter 7 Bankruptcy relief against Desert Health Products, Inc., Case No. 2-05-28174-Phx-CGC.

         On January 9, 2006, Desert Health Products, Inc.'s legal counsel filed an answer to Involuntary Chapter 7 relief and requesting conversion to a Chapter 11 Reorganization proceeding if it is determined by the court that the debtor is to be under the jurisdiction of the Federal Bankruptcy Court.

         On February 9, 2006, there was a hearing in the Bankruptcy Court during which the court ordered that Desert Health Products, Inc. be placed in a Chapter 11 Reorganization. No decision was made at that time whether there would be the debtor-in-possession or a trustee appointed.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DESERT HEALTH PRODUCTS, INC.



                                          By: /s/Johnny Shannon
                                             --------------------------------
                                             Johnny Shannon, President


Date:  February 21, 2006